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    As filed with the Securities and Exchange Commission on October 22, 1999

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 13, 1999


                                ADATOM.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         0-22947                43-1771999
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


             920 Hillview Court, Suite 160
                 Milpitas, California                         95035
       ----------------------------------------             ----------
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (408) 935-7979


                       HEALTHCORE MEDICAL SOLUTIONS, INC.
                             11904 Blue Ridge Blvd.
                            Grandview, Missouri 64030
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1. Change in Control of Registrant.

        The material set forth herein under Item 2, Acquisition or Disposition of Assets, is incorporated herein by reference.


Item 2. Acquisition or Disposition of Assets.

        Effective October 13, 1999 ("Effective Date"), Adatom, Inc., a California corporation ("Adatom, Inc."), merged (the "Merger") with and into HealthCore Medical Solutions, Inc., a Delaware corporation, with HealthCore Medical Solutions, Inc. as the surviving corporation and being renamed "Adatom.com, Inc." (the "Registrant"). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of July 1, 1999, among Adatom, Inc. and the Registrant (the "Merger Agreement"). Pursuant to the Merger Agreement, the Registrant acquired all of the assets and assumed all of the liabilities and obligations of Adatom, Inc.

        Pursuant to the Merger Agreement, on the Effective Date, each share of Adatom, Inc. common stock, no par value (the "Adatom, Inc. Common Stock") was converted into the right to receive approximately 2.12 shares (the "Exchange Ratio") of the Registrant's common stock ("Registrant Common Stock").

        The Registrant's Registration Statement on Form S-4 (Registration No. 333-87207), which was declared effective by the Securities and Exchange Commission on September 21, 1999 (the "Registration Statement"), sets forth certain information regarding the Merger, Adatom, Inc. and the Registrant, including, but not limited to, the manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationships between Adatom, Inc. and the Registrant or any officer or director of the Registrant or any associate of any such officer or director, the nature of the business of Adatom, Inc. and the Registrant and the intended structure and operation of the combined company created in the Merger.

        The press release issued by Adatom, Inc. and the Registrant with respect to the consummation of the Merger is included as Exhibit 99.2 hereto.

        On the Effective Date, by virtue of the Merger, the following persons became the members of the Board of Directors of the Registrant:

        1) Richard Barton and Sridhar Jagannathan, both of whom were previously members of the Adatom, Inc. Board of Directors. Mr. Barton also became Chairman of the Board and Chief Executive Officer of the Registrant;

        2) Ralph Kennedy Frasier and Sylvia A. Dresner who were elected as outside directors at the designation of Adatom, Inc.; and

        3) Neal J. Polan, formerly the Chairman and Chief Executive Officer of the Registrant.

        As a result of the shares of common stock of the Registrant issued to the shareholders of Adatom, Inc. in the Merger, Mr. Barton now owns 7,765,982 shares of common stock of the Registrant, which is approximately 54% of the outstanding shares of common stock of the Registrant.

        At the special meeting of the Registrant's stockholders to vote on the Merger, one of the items for consideration by the stockholders was the termination of the Amended and Restated Escrow Agreement dated July 31, 1997 among the Registrant, certain stockholders of the Registrant and American Stock Transfer & Trust Company. Pursuant to the terms of termination, 720,000 of the 900,000 shares of


                                       2

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common stock of the Registrant subject to this agreement would be cancelled and the remaining 120,000 shares released from the escrow. A more complete description of this agreement and the termination arrangement is set forth in the Registration Statement. The termination required the vote of two-thirds of the outstanding shares of stock, which was not obtained at the meeting. All of the shares covered by the agreement therefore remain subject thereto. The Registrant intends to submit this termination to its stockholders again in the near future, and the former shareholders of Adatom, Inc. have agreed to vote for its approval. It is therefore presently anticipated that the agreement will at that time be terminated and, as a result, 720,000 shares of common stock will be cancelled.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial statements of businesses acquired.

        The following financial statements of Adatom, Inc. are incorporated herein by reference to Exhibit 99.4 filed herewith:

         1.     Balance Sheet as of December 31, 1998 and 1997.

         2. Statement of Operations for the years ended December 31, 1998 and 1997 and for the period from inception to December 31, 1998.

         3. Statement of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996.

         4. Statement of Cash Flows for the years ended December 31, 1998 and 1997 and for the period from inception to December 31, 1998.

         5.     Notes to Financial Statements.

         6. Report of Ireland San Filippo, LLP, independent auditors, on the financial statements of Adatom, Inc. as of as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity, and cash flows for the years then ended and for the period from inception to December 31, 1998 and the related consent of auditors.

        The following unaudited financial statements of Adatom, Inc. are incorporated herein by reference to Exhibit 99.4 filed herewith:

         7.     Balance Sheet as of June 30, 1999.

         8. Statement of Operations for the three months and six months ended June 30, 1999 and 1998 and for the period from inception to June 30, 1999.

         9.     Statement of Stockholders' Deficit.

        10. Statement of Cash Flows for the six months ended June 30, 1999 and 1998 and for the period from inception to June 30, 1999.

        11.     Notes to Financial statements.


Item 2 of this Form 8-K should be read in connection with these financial statements.


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        (b) Pro Forma Financial Information. The pro forma financial information required pursuant to Article 11 of Regulation S-X is incorporated herein by reference to Exhibit 99.5 filed herewith. The adjustments reflect the pro forma effect of the Merger.


        1. Unaudited Pro Forma Condensed Balance Sheet of HealthCore and Adatom at June 30, 1999.

        2. Unaudited Pro Forma Condensed Statement of Operations of HealthCore for the Six Months Ended March 31, 1999 and for Adatom for the Six Months Ended June 30, 1999.

        3. Unaudited Pro Forma Condensed Statement of Operations for HealthCore for the Year Ended September 30, 1998 and for Adatom for the Year Ended December 31, 1998.

        4.      Notes to Unaudited Pro Forma Condensed Financial Statements.


        (c) Exhibits. The exhibits to this Report are incorporated by reference to the Exhibit Index appearing on page E-1 hereof.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 22, 1999

                                            ADATOM.COM, INC.


                                            By: /s/ Richard Barton
                                                -------------------------------
                                                Richard Barton
                                                [Title]


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                                  Exhibit Index


EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------
   99.1         Registrant's Registration Statement on Form S-4 [Incorporated by
                reference, Registration No. 333-87207, filed September 16, 1999]

   99.2 Text of press release announcing effectiveness of merger of HealthCore, Inc. and Adatom, Inc.

   99.3 Agreement and Plan of Merger by and Between HealthCore Medical Solutions Inc. and Adatom, Inc. dated as of July 1, 1999 [Incorporated by reference to Registration Statement on Form S-4 of the Registrant, Registration No. 333-87207, filed September 16, 1999]

   99.4 Financial Statements of Adatom, Inc. and Report of Ireland San Filippo, LLP and related Consent [Incorporated by reference to Registration Statement on Form S-4 of the Registrant, Registration No. 333-87207, filed September 16, 1999]

   99.5 Pro Forma Financial Statements of HealthCore, Inc. and Adatom, Inc. [Incorporated by reference to Registration Statement on Form S-4 of the Registrant, Registration No. 333-87207, filed September 16, 1999]


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